                                                                    Exhibit 4.21

                                                                  EXECUTION COPY

                 WAIVER AND CONSENT TO THE STANDSTILL AGREEMENT

          WAIVER AND CONSENT TO THE STANDSTILL AGREEMENT, dated as of November 8, 2002 (this "Waiver and Consent"), to the Standstill Agreement and Fifth Amendment to the Credit Agreement dated as of April 15, 2002 (as amended, supplemented or otherwise modified from time to time, the "Standstill Agreement"), among the Borrowing Subsidiaries signatories thereto, the Foreign Subsidiary Guarantors signatories thereto, GNB Battery Technologies Japan, Inc., (GNB Battery Technologies Japan, Inc., together with the Borrowing Subsidiaries and the Foreign Subsidiary Guarantors, the "Standstill Parties"), the Standstill Lenders (as defined in the Credit Agreement), Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent") for the Standstill Lenders, and others.

                             PRELIMINARY STATEMENTS

          (1) The Company has requested that the DIP Lenders waive certain provisions of the Post-Petition Credit Agreement, including waivers of certain of the Cross Referenced Covenants incorporated by reference in the Standstill Agreement.

          (2) The Standstill Parties have requested that the Standstill Lenders waive certain Cross Referenced Covenants, additional covenants and Standstill Events in the Standstill Agreement. The Standstill Lenders are willing to consent to such waiver upon and subject to the terms and conditions hereinafter set forth.

          (3) The Standstill Parties have requested that the Required Standstill Lenders waive the requirements of Section 8.4 of the Post-Petition Credit Agreement incorporated into Section 6 of the Standstill Agreement and the resultant Standstill Event to permit the dilution of the ownership interest held by Compagnie Europeene D'Accumulateurs, S.A. (France) ("CEAC") in INCI Exide Akumulator Sanayi ve Ticaret Anonim Sirketi (Turkey) ("INCIExide") from 50% to 20%, all as more particularly set forth herein.

          (4) The Standstill Parties have requested that the Required Standstill Lenders waive the requirements of Section 8.4 of the Post-Petition Credit Agreement incorporated into Section 6 of the Standstill Agreement and the resultant Standstill Event to permit the issuance of Capital Stock by INCIExide to Inci Holding A.S., Cinex Dis Ticaret ve Pazarlama A.S., Celkap Makina Krom Celik Anayi ve Ticaret A.S., and Cevdet Inci (such recipients, collectively, the "INCI Group", and such transaction, the "Stock Issuance"), without an independent third appraisal as to the Fair Market Value (as defined in the Post-Petition Credit Agreement) of the consideration being given therefor, all as more particularly set forth herein.

          (5) The Standstill Parties have requested that the Required Standstill Lenders waive the requirements of Part II(b) of Schedule A referred to in
Section 7 of the Standstill

Agreement to permit CEAC to exercise the option it is being granted in connection with the Stock Issuance to reinstate its ownership interest from 20% back to 50%.

          (6) The Standstill Parties have requested that the Required Standstill Lenders waive the requirements of Section 8.11 of the Post-Petition Credit Agreement incorporated into Section 6 of the Standstill Agreement and the resultant Standstill Event to permit INCIExide to amend its Constituent Documents (as defined in the Post-Petition Credit Agreement) to allow for the issuance of additional share interests in its registered capital, all as more particularly set forth herein.

          (7) The Standstill Parties have requested that the Required Standstill Lenders waive any Standstill Event pursuant to Section 8(v) of the Standstill Agreement caused by the commencement of bankruptcy proceedings with respect to Dixie Metals Company ("Dixie") and Refined Metals Corporation ("Refined", together with Dixie, the "New Debtors"), each a Delaware corporation, as a result of the Event of Default (as defined in the Post-Petition Credit Agreement) pursuant to Section 9.1(f)(ii) of the Post-Petition Credit Agreement.

          (8) The Standstill Parties have requested that the Required Standstill Lenders waive any Standstill Event pursuant to Section 8(v) of the Standstill Agreement caused by the failure of Refined to discharge or obtain a stay of enforcement or execution of a judgment within 20 days in breach of the requirements of Section 8.2 of the Post-Petition Credit Agreement, all as more particularly set forth herein.

          (9) The Standstill Parties have requested that the Required Standstill Lenders temporarily waive until March 31, 2003 the requirements of Section 8.12(a) of the Post-Petition Credit Agreement incorporated into Section 6 of the Standstill Agreement and the resultant Standstill Event to permit the Standstill Parties to maintain balances in accounts located outside of the United States to exceed $20,000,000, all as more particularly set forth herein.

          (10) The Standstill Parties have requested that the Required Standstill Lenders waive any Standstill Event pursuant to Section 8(i) of the Standstill Agreement caused by the late payment by the Standstill Parties of interest on Foreign Obligations due to the conversion of Euro Currency Loans to Base Rate Loans.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Unless otherwise indicated, terms defined in the Standstill Agreement or the Credit Agreement and used herein shall have the meanings given to them in the Standstill Agreement or the Credit Agreement, as applicable.

          SECTION 2. Waiver and Consent. On the Effective Date (as hereinafter defined) and subject to the terms and conditions set forth herein, the Administrative Agent and the Required Standstill Lenders hereby:

          (i) waive any Standstill Event that has occurred or may occur due to the undertaking and completion of the issuance of Capital Stock in accordance with the agreement made on 30 September 2002 between the INCI Group and CEAC as attached hereto as Exhibit A (the "Turkish JV Agreement"), whether due to the modification of the INCIExide's Constituent

Documents (as defined in the Post-Petition Credit Agreement), the dilution of CEAC's interest or the lack of an independent third party appraisal;

          (ii) consent to the exercise by CEAC of the option contained in the Turkish JV Agreement so long as such exercise is in conformity with the Standstill Agreement other than Part II(b) of Schedule A thereto;

          (iii) waive any Standstill Event pursuant to Section 8(v) of the Standstill Agreement that has occurred or may occur due to the commencement of any bankruptcy proceedings with respect to the New Debtors and the resultant Event of Default (as defined in the Post-Petition Credit Agreement) pursuant to
Section 9.1(f)(ii) of the Post-Petition Credit Agreement;

          (iv) waive any Standstill Event pursuant to Section 8(v) of the Standstill Agreement that has occurred or may occur due to the failure of Refined to discharge or obtain a stay of that certain judgment in the amount of $179,060.61 in favor of Jackson Iron & Metal in breach of the requirements of
Section 8.2 of the Post-Petition Credit Agreement;

          (v) temporarily waive any Standstill Event that has occurred or may occur pursuant to Section 6 and 8(v) of the Standstill Agreement due to the retention of cash and Cash Equivalents in accounts located outside of the United States in an aggregate amount in excess $20,000,000 in breach of the requirements of Section 8.12(a) and the resultant Event of Default (as defined in the Post-Petition Credit Agreement) pursuant to Section 9.1(d)(i) of the PostPetition Credit Agreement; provided however, that the waiver granted pursuant to this clause (v) shall cease to be in effect and the aggregate amount in such foreign accounts shall be tested as set forth in the Post-Petition Credit Agreement and as incorporated into the Standstill Agreement by Section 6 thereof on the earlier to occur of (a) March 31, 2003 or (b) the date on which the aggregate amount in such foreign accounts exceeds $55,000,000; provided further, that, on or before the last Business Day of each calendar month, the Standstill Parties shall use their reasonable best efforts (subject to applicable legal and contractual restrictions and cash requirements) to apply such cash and Cash Equivalents in excess of $20,000,000 to the repayment of all Foreign Intercompany Loans (as defined in the Post-Petition Credit Agreement) pursuant to the Post-Petition Credit Agreement; and

          (vi) waive the Standstill Event pursuant to Section 8(i) of the Standstill Agreement that has occurred due to the failure of the Standstill Parties to pay within two Business Days after such interest was due additional interest on certain Foreign Obligations, resulting from the conversion of Euro Currency Loans to Base Rate Loans during the period April 15, 2002 through November 4, 2002 (and which additional interest has been paid) .

          SECTION 3. Conditions to Effectiveness. This Waiver and Consent shall be effective on the date on which the Administrative Agent shall have signed the Waiver and Consent and all of the following conditions precedent have been satisfied (the "Effective Date"):

          (a) The Administrative Agent shall have received on or before the Effective Date all of the following, each of which shall be in form and substance satisfactory to the Administrative Agent:

          (i) this Waiver and Consent executed by (x) sufficient Standstill Lenders to constitute the Required Standstill Lenders, (y) each of the Loan Parties and (z) the Administrative Agent;

          (ii) such additional documentation as the Administrative Agent may reasonably require;

          (iii) each of the amended Shareholders Agreement, the amended Articles of Association, the Share Purchase Agreement (each as defined in the Turkish JV Agreement) and the Turkish JV Agreement fully and duly executed by the parties thereto including, without limitation, an option for CEAC to purchase, repurchase or infuse capital such that its equity position in INCIExide may be reinstated to 50%, such option to be on terms reasonably satisfactory to the Administrative Agent; and

          (iv) agreements from each of Exinco Aku Ve Otomotive San. Ltd. Sti. and INCIExide to sell their products to the Company and its Subsidiaries and containing covenants prohibiting competition in certain markets.

          (b) Fees and Expenses. All accrued and unpaid fees and expenses of the Administrative Agent in connection with this Waiver and Consent including, without limitation, the unpaid fees and expenses of counsel to the Administrative Agent (including United States and local counsel in foreign jurisdictions) shall have been paid.

          SECTION 4. Post-Effective Date Condition. On or before December 4, 2002, Exide Technologies Limited shall deliver to the Administrative Agent its security documents required to be executed pursuant to Section 11 of the Standstill Agreement.

          SECTION 5. Representations and Warranties. To induce the Standstill Lenders parties hereto to enter into this Waiver and Consent, each of the Standstill Parties hereby represents and warrants to the Administrative Agent and all of the Standstill Lenders the following:

          (a) The execution, delivery and performance by each Standstill Party of the Waiver and Consent and the Loan Documents to which it is a party, as waived hereby, are within such Standstill Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Standstill Party's Constituent Documents (as defined in the Post-Petition Credit Agreement), (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Standstill Party, or (iii) conflict with or result in the breach of, or constitute a default under, any Contractual Obligation, including, without limitation, the bilateral loan documents, of EHE, EHA or any of their Subsidiaries. As of the Effective Date, no Standstill Party is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably expected to have a Material Adverse Effect.

          (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required to be obtained by the Standstill Parties in connection with the execution and delivery, or performance by any Standstill Party of any of its obligations under the Waiver and Consent and the Standstill Agreement, as amended hereby.

          (c) The Waiver and Consent has been duly executed and delivered by each Standstill Party, and is the legal, valid and binding obligation of such Standstill Party, enforceable against such Standstill Party in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

          (d) No Standstill Party has an existing claim against any Standstill Lender arising out of, relating to or in connection with the Loan Documents.

          (e) As of the Effective Date, EHE is not in breach of, or in default under, the DM Agreement, and no Foreign Subsidiary is in breach of, or in default under, any other Contractual Obligation, binding on or affecting any Foreign Subsidiary or any of their properties, where the consequence of such default is to confer rights upon any person against such Foreign Subsidiary which, if exercised, can be reasonably expected to have a Material Adverse Effect.

          (f) The representations and warranties made by each of the Standstill Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Waiver and Consent, as if made on and as of the date hereof.

          (g) Each Standstill Party hereby represents and warrants to the Standstill Lenders and the Administrative Agent that as of the date hereof, and after giving effect to the waiver contained herein, (a) no Standstill Event under the Standstill Agreement shall have occurred and be continuing and (b) all of the representations and warranties of such Standstill Party contained in
Section 12 of the Standstill Agreement and in any other Loan Document are, as of the date of execution hereof, true and correct in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document expressly limited to a specific date).

          SECTION 6. Reference to and Effect on the Loan Documents.

          (a) On and after the Effective Date, each reference in the Standstill Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Standstill Agreement and each reference in the Post-Petition Credit Agreement and other Loan Documents to "the Standstill Agreement", "thereunder", "thereof" or words of like import referring to the Standstill Agreement, shall mean and be a reference to the Standstill Agreement as amended and otherwise modified hereby.

          (b) The Standstill Agreement, the Post-Petition Credit Agreement and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect except as specifically waived hereby.

          (c) This Waiver and Consent is and shall be a Loan Document.

          SECTION 7. Affirmation of Loan Documents. Each Standstill Party, in its capacity as a Guarantor or otherwise, hereby consents to the waiver of the Standstill Agreement effected hereby and hereby acknowledges and agrees that the terms of this Waiver and Consent shall not affect in any way its obligations and liabilities under the Credit Agreement, including under its guarantee, the Standstill Agreement or any other Loan Document to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

          SECTION 8. GOVERNING LAW. THIS WAIVER AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 9. Waiver of Jury Trial. Each of the Standstill Parties, the Administrative Agent and the Standstill Lenders irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Waiver and Consent or the actions of the Administrative Agent or any Standstill Lender in the negotiation, administration, performance or enforcement thereof.

          SECTION 10. Execution in Counterparts. This Waiver and Consent may be executed by one or more of the parties to this Wavier and Consent on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          SECTION 11. Costs and Expenses. EHE hereby agrees to pay, and each of the other Foreign Subsidiary Guarantors guarantees payment (subject to the exceptions set forth in Schedule 10.1 of the Post-Petition Credit Agreement) of, all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Waiver and Consent, including, without limitation, the fees and expenses of the Administrative Agent's counsel (including local counsel in foreign jurisdictions) and financial advisor and the out-of-pocket expenses of the Steering Committee (in each case, whether incurred prior to or after the Effective Date).

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By: /s/ Leuschner
                                       -----------------------------------------
                                       Name:  LEUSCHNER
                                       Title: Chairman


                                   COMPAGNIE EUROPEENNE
                                   D'ACCUMULATEURS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EURO EXIDE CORPORATION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR
                                       TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TUDOR A.B.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   COMPAGNIE EUROPEENNE
                                   D'ACCUMULATEURS S.A.


                                   By: /s/ N. S. Bright
                                       -----------------------------------------
                                       Name: N. S. BRIGHT
                                       Title: PRESIDENT, CEAC.


                                   EURO EXIDE CORPORATION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR
                                   TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TUDOR A.B.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   COMPAGNIE EUROPEENNE
                                   D'ACCUMULATEURS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EURO EXIDE CORPORATION LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR
                                   TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TUDOR A.B.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EURO EXIDE CORPORATION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: SECRETARY OF THE BOARD


                                   TUDOR A.B.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EURO EXIDE CORPORATION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TUDOR A.B.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Illegible


                                   CMP BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MERCOLEC TUDOR B.V.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Illegible


                                       /s/ Illegible
                                       -----------------------------------------
                                       Illegible
                                       Managing Director

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIES LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MERCOLEC TUDOR B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By: /s/ Joerg Wenzel
                                       -----------------------------------------
                                       Name:  Joerg Wenzel
                                       Title: Managing Director


                                   DEUTSCHE EXIDE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MERCOLEC TUDOR B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE GMBH


                                   By: /s/ Leuschner
                                       -----------------------------------------
                                       Name:  LEUSCHNER
                                       Title: Managing Director


                                   MERCOLEC TUDOR B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement


                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By: /s/ Jesus Lopez-Brea
                                       -----------------------------------------
                                       Name:  JESUS LOPEZ-BREA
                                       Title: SECRETARY OF THE BOARD


                                   CMP BATTERUEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By: /s/ Jesus Lopez-Brea
                                       -----------------------------------------
                                       Name:  JESUS LOPEZ-BREA
                                       Title: SECRETARY OF THE BOARD


                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement


                                   FULMEN IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERUEN N.V.


                                   By: /s/ Neil Bright
                                       -----------------------------------------
                                       Name:  Neil Bright
                                       Title: Director


                                   By:
                                       -----------------------------------------
                                       Name:  Walter De Witte
                                       Title: Director


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement


                                   FULMEN IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERUEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:  Neil Bright
                                       Title: Director


                                   By: /s/ Walter De Witte
                                       -----------------------------------------
                                       Name:  Walter De Witte
                                       Title: Director


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement


                                   FULMEN IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIJEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By: /s/ Peisker Thomas
                                       -----------------------------------------
                                       Name:  PEISKER THOMAS
                                       Title: MANAGING DIRECTOR


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement


                                   FULMEN IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIJEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Chairman


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement


                                   FULMEN IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIJEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE (DAGENHAM) LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FULMEN UK LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRA S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIEMANN & WOLF BATTERIETECHNIK GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Chairman


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRA S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIEMANN & WOLF BATTERIETECHNIK GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Director


                                   By:
                                       -----------------------------------------
                                       Name:  Walter De Witte
                                       Title: Director


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Director


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Director


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By: /s/ Abilio Simoes de Oliveira Pinheiro
                                       -----------------------------------------
                                       Name:  Abilio Simoes de Oliveira Pinheiro
                                       Title: Director


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRA S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIEMANN & WOLF BATTERIETECHNIK GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRA S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIEMANN & WOLF BATTERIETECHNIK GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRA S.A.


                                   By: /s/ Malgorzata Majewska - Sliwa
                                       -----------------------------------------
                                       Name:  Malgorzata Majewska - Sliwa
                                       Title: Poland Country Manager


                                   FRIEMANN & WOLF BATTERIETECHNIK GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRA S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIEMANN & WOLF BATTERIETECHNIK GMBH


                                   By: /s/ Johannes CorneliBen
                                       -----------------------------------------
                                       Name:  Johannes CorneliBen
                                       Title: Managing Director

                                   EXIDE SONNAK A/S


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   B.I.G. BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDINGS LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE SONNAK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIES LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   B.I.G. BATTERIES LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDINGS LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE SONNAK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   B.I.G. BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By: /s/ Stuart H. Kupinsky
                                       -----------------------------------------
                                       Name: Stuart H. Kupinsky
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDINGS LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE SONNAK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   B.I.G. BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: CHAIRMAN & CEO


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: CHAIRMAN & CEO


                                   EXIDE HOLDINGS LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES HOLDING BV


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: MAN. DIRECTOR


                                   EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUSTRALIA PTY LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TECHNOLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDING ASIA PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES HOLDING BV


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TRANSPORTATION HOLDING
                                       EUROPE, SL


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name: Illegible
                                       Title: SECRETARY OF THE BOARD


                                   EXIDE AUSTRALIA PTY LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TECHNOLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDING ASIA PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES HOLDING BV


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TRANSPORTATION HOLDING
                                       EUROPE, SL


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUSTRALIA PTY LIMITED


                                   By: /s/ Stuart H. Kupinsky
                                       -----------------------------------------
                                       Name: Stuart H. Kupinsky
                                       Title:


                                   EXIDE TECHNOLOGIES LIMITED


                                   By: Stuart H. Kupinsky
                                       -----------------------------------------
                                       Name: Stuart H. Kupinsky
                                       Title:


                                   EXIDE HOLDING ASIA PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES HOLDING BV


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUSTRALIA PTY LIMITED


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TECHNOLOGIES LIMITED


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDING ASIA PTE LIMITED


                                   By: /s/ Illegible
                                       -------------------------------------
                                       Name:
                                       Title:

                                   GNB TECHNOLOGIES (CHINA) LIMITTED


                                   By: /s/ Illegible
                                       -------------------------------------
                                       Name:
                                       Title:


                                   EXIDE SINGAPORE PTE LIMITED


                                   By: /s/ Illegible
                                       -------------------------------------
                                       Name:
                                       Title:


                                   EXIDE CANADA INC.


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                   1036058 ONTARIO INC.


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES LIMITED


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                   MBD NATIONAL LIMITED


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                   NATION BATTERY DISTRIBUTION LIMITED


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                   GNB TECHNOLOGIES (CHINA) LIMITED


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                   EXIDE SINGAPORE PTE LIMITED


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                   EXIDE CANADA INC.


                                   By: /s/ Molly M. Israel
                                       -------------------------------------
                                       Name:  Molly M. Israel
                                       Title: Assistant Secretary


                                   1036058 ONTARIO INC.


                                   By: /s/ Molly M. Israel
                                       -------------------------------------
                                       Name:  Molly M. Israel
                                       Title: Assistant Secretary


                                   GN8 TECHNOLOGIES LIMITED


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                   MBD NATIONAL LIMITED


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                   NATIONAL BATTERY DISTRIBUTION LIMITED


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                   GNB TECHNOLOGIES (CHINA) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE SINGAPORE PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE CANADA INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   1036058 ONTARIO INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MBD NATIONAL LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NATIONAL BATTERY DISTRIBUTION LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   NORD GROUP LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   OHE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SPITFIRE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TS BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES NV


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Director


                                   DETA UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIWO BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   NORD GROUP LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   OHE LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SPITFIRE BATTERIES LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TS BATTERIES LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES NV


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DETA UK LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIWO BATTERIES LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   NORD GROUP LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   OHE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SPITFIRE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TS BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES NV


                                   By:
                                       -----------------------------------------
                                       Name:  Stefan Noll
                                       Title: Director


                                   By: /s/ Marco Scheepers
                                       -----------------------------------------
                                       Name:  Marco Scheepers
                                       Title: Director


                                   DETA UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIWO BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GEMALA IRELAND (HOLDINGS) LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GNB BATTERY TECHNOLOGIES JAPAN, INC.

                                   As a Gurantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   CREDIT SUISSE FIRST BOSTON, as Administrative agent


                                   By: /s/ Michael Criscito
                                       -----------------------------------------
                                       Name:  Michael Criscito
                                       Title: Director


                                   By: /s/ Carol Flaton
                                       -----------------------------------------
                                       Name:  Carol Flaton
                                       Title: Director

                         Lenders

                         CREDIT SUISSE FIRST BOSTON


                         By: /s/ Howard Shams           /s/ Ian Landow
                             ------------------------   ------------------------
                             Name:  HOWARD SHAMS        Ian Landow
                             Title: MANAGING DIRECTOR   Assistant Vice President

                                   Lenders

                                   AG CAPITAL FUNDING PARTNERS LP.


                                   BY: ANGELO, GORDON & CO., L.P.,
                                       AS INVESTMENT ADVISOR
                                   (Print Name of Lender)


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Managing Director

                                   Lenders

                                   ARCHIMEDES FUNDING, LLC.


                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   BY: /s/ Greg M. Masuda CFA
                                       -----------------------------------------
                                   Name:  GREG M. MASUDA CFA
                                   Title: VICE PRESIDENT


                                   ARCHIMEDES FUNDING II, LTD.


                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   BY: /s/ Greg M. Masuda CFA
                                       -----------------------------------------
                                   Name:  GREG M. MASUDA CFA
                                   Title: VICE PRESIDENT


                                   ARCHIMEDES FUNDING III, LTD.


                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   BY: /s/ Greg M. Masuda CFA
                                       -----------------------------------------
                                   Name:  GREG M. MASUDA CFA
                                   Title: VICE PRESIDENT

                                   Lenders

                                   ARCHIMEDES FUNDING IV (CAYMAN), LTD.


                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   BY: /s/ Greg M. Masuda CFA
                                       -----------------------------------------
                                   Name:  GREG M. MASUDA CFA
                                   Title: VICE PRESIDENT


                                   SEQUILS-ING I (HBDGM), LTD.


                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   BY: /s/ Greg M. Masuda CFA
                                       -----------------------------------------
                                   Name:  GREG M. MASUDA CFA
                                   Title: VICE PRESIDENT


                                   BALANCED HIGH-YIELD FUND I, LTD.
                                   as Asset Manager


                                   BY: /s/ Greg M. Masuda CFA
                                       -----------------------------------------
                                   Name:  GREG M. MASUDA CFA
                                   Title: VICE PRESIDENT

                                   Lenders

                                   BANCA POPOLARE DI BERGAMO-CV Seri


                                   By  /s/ Riccardo Sora
                                       -----------------------------------------
                                       Name:  Riccardo Sora
                                       Title: Deputy General Manager


                                   By  /s/ Angelo Locatelli
                                       -----------------------------------------
                                       Name:  Angelo Locatelli
                                       Title: Senior Vice President

                                   Lenders

                                   Bank Polska Kasa Opieki SA
                                   New York Branch
                                   [Print Name of Lender]


                                   By: /s/ Barry Henry
                                       -----------------------------------------
                                   Name:  Barry Henry
                                   Title: Senior Leading Officer

                                   Lenders

                                   The Bank of Nova Scotia
                                   [Print Name of Lender]


                                   By  /s/ Christopher Usas
                                       -----------------------------------------
                                       Name:  CHRISTOPHER USAS
                                       Title: DIRECTOR

                                   Lenders

                                   BANK OF SCOTLAND
                                   [PRINT NAME OF LENDER]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: ASOCIATE DIRECTOR
                                              OF SYNDICATIONS

                                   Lenders

                                   Cargill Financial Services International
                                   Inc.,
                                   [Print Name of Lender]


                                   By  /s/ Rory Oneill
                                       -----------------------------------------
                                       Name:  Rory Oneill
                                       Title: Vice President

                                Lenders

                                CREDIT INDUSTRIEL ET COMMERCIAL


                                By  /s/ Anthony Rock        /s/ Sean Mounier
                                    ---------------------   --------------------
                                    Name:  Anthony Rock     Sean Mounier
                                    Title: Vice President   First Vice President

     Exide waiver and consent to the Standstill Agreement, dated as of 8th November 2002

                                Lenders

                                Credit Industriel et Commercial, London Branch


                                By  /s/ Gary George         /s/ Tim Prestwich
                                    ---------------------   --------------------
                                    Name:  Gary George      Tim Prestwich
                                    Title: Manager          Manager

                                   Lenders

                                   Citadel Credit Trading Ltd.


                                   By: Citadel Limited Partnership, its
                                       Portfolio Manager


                                   By: GLB Partners, L.P., its General Partner


                                   By: Citadel Investment Group, L.L.C., its
                                       General Partner


                                   By: /s/ Adam C. Cooper
                                       -----------------------------------------
                                       Adam C. Cooper, General Counsel

                                   Lenders

                                   Citadel Equity Fund Ltd.


                                   By: Citadel Limited Partnership, its
                                       Portfolio Manager


                                   By: GLB Partners, L.P., its General Partner


                                   By: Citadel Investment Group, L.L.C., its
                                       General Partner


                                   By: /s/ Adam C. Cooper
                                       -----------------------------------------
                                       Adam C. Cooper, General Counsel

                                   Lenders

                                   Credit Suisse First Boston International
                                   [Print Name of Lender]


                                   By  /s/ Illigible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Lenders

                                   Centurion CDO I, Limited


                                   By: American Express Asset Management
                                       Group Inc. as Collateral Manager


                                   By  /s/ Steven B. Staver
                                       -----------------------------------------
                                       Name:  Steven B. Staver
                                       Title: Managing Director

                                   Lenders

                                   Contrasian Capital Funds
                                   [Print Name of Lenders]


                                   By  /s/ Janice M. Stanton
                                       -----------------------------------------
                                       Name:  JANICE M. STANTON
                                       Title: MEMBER

                                   Lenders

                                   Dresdner Bank AG New York
                                   And Grand Cayman Branches


                                   By: /s/ Richard J. Sweeney
                                       -----------------------------------------
                                       Name:  RICHARD J. SWEENEY
                                       Title: VICE PRESIDENT


                                   By: /s/ Lisa M. Overton
                                       -----------------------------------------
                                       Name:  Lisa M. Overton
                                       Title: Associate

                        Lenders 11-11-2002

                        FORTIS BANK (Nederland) NV
                        Blaak 555
                        3011 GB ROTTERDAM
                        [Print Name of Lender]


                        By: /s/ A. M. de Blieck      /s/ R. H. W. A. VERHOEVEN
                            ---------------------    -------------------------
                            Name: A. M. de Blieck    R. H. W. A. VERHOEVEN
                            Title:                   PROXY HOLDER

                                   Lenders

                                   HBK Master Fund L.P.


                                   By: HBK Investment L.P.,
                                       Investment Advisor
                                   [Print Name of Lender]


                                   By: /s/ David C. Haley
                                       -----------------------------------------
                                       Name:  David C. Haley
                                       Title: Authorized Signatory

                      Lenders

                      JNG BHF Bank AG
                      [Print Name of Lender]


                      By  /s/ Illegible                        /s/ Hellstern
                          -------------------------------      -----------------
                          Name: Illegible                      Hellstern
                          Title: Assistant Vice President      Vice President

                                   Lenders

                                   KZH CNC LLC
                                   [Print Name of Lender]


                                   By  /s/ Anthony Iarrobino
                                       -----------------------------------------
                                       Name: ANTHONY IARROBINO
                                       Title: AUTHORIZED AGENT

                                   Lenders

                                   KZH CYPRESSTREE-1 LLC
                                   [Print Name of Lender]


                                   By  /s/ Rowena Smith
                                       -----------------------------------------
                                       Name: Rowena Smith
                                       Title: Authorized Agent

                                   Lenders

                                   KZH ING-2 LLC
                                   [Print Name of Lender]


                                   By  /s/ Rowena Smith
                                       -----------------------------------------
                                       Name:  Rowena Smith
                                       Title: Authorized Agent

                                   Lenders

                                   KZH PONDVIEW LLC
                                   [Print Name of Lender]


                                   By  /s/ Rowena Smith
                                       -----------------------------------------
                                       Name:  Rowena Smith
                                       Title: Authorized Agent

                                   Lenders

                                   KZH STERLING LLC
                                   [Print Name of Lender]


                                   By  /s/ Rowena Smith
                                       -----------------------------------------
                                       Name:  Rowena Smith
                                       Title: Authorized Agent

                                   Lenders

                                   KZH WATERSIDE LLC
                                   [Print Name of Lender]


                                   By  /s/ Rowena Smith
                                       -----------------------------------------
                                       Name:  Rowena Smith
                                       Title: Authorized Agent

                                   Lenders

                                   Lehman Brothers Bankhaus AG, London Branch
                                   [Print Name of Lender]


                                   By  /s/ Steven Hodges    /s/ Tracey Colwell
                                       ------------------   --------------------
                                       Name:  Steven Hodges/Tracey Colwell
                                       Title: Authorized Signatories

                                   Lenders

                                   Lehman Commercial Paper Inc.
                                   [Print Name of Lender]


                                   By  /s/ Frank P. Turner
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   Lenders

                                   ---------------------------------------------
                                   Morgan Stanley Prime Income Trust


                                   By  /s/ Peter Gewirtz
                                       -----------------------------------------
                                       Name:  Peter Gewirtz
                                       Title: Vice President

                                   Lenders

                                   MORGAN STANLEY EMERGING MARKETS INC.
                                   [Print Name of Lender]


                                   By  /s/ Edgar A. Sabounghi
                                       -----------------------------------------
                                       Name:  EDGAR A. SABOUNGHI
                                       Title: Vice President

                                   Lenders

                                   SALOMON BROTHERS HOLDING COMPANY INC.


                                   By  /s/ Neyda Darias
                                       -----------------------------------------
                                       Name:  Neyda Darias
                                       Title: Assistant Vice President

                                   Lenders

                                   SCOTIABANK EUROPE PLC
                                   [Print Name of Lender]


                                   By  /s/ R. A. Millard
                                       -----------------------------------------
                                       Name:  R. A. MILLARD
                                       Title: DIRECTOR

                                   Lenders

                                   S.P. Offshore Limited


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Illegible

                                   Lenders

                                   Silver Oak Capital, Llc
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Managing Director

                                   Lenders

                                   ---------------------------------------------
                                   Smoky River CDO, L.P.,


                                   By RBC Leveraged Capital as Portfolio Advisor


                                   By: /s/ Melissa Marano
                                       -----------------------------------------
                                   Name:  Melissa Marano
                                   Title: Director

                                   Lenders

                                   UBS AG, Stamford Branch


                                   By: UBS Warburg LLC, as agent
                                   [Print Name of Lender]


                                   By  /s/ Jennifer L. Poccia
                                       -----------------------------------------
                                       Name:  Jennifer L. Poccia
                                       Title: Associate Director
                                              Banking Products Services, US


                                       /s/ Thomas R. Salzano
                                       -----------------------------------------
                                          Thomas R. Salzano
                                          Director
                                          Banking Products Services, US

                                   Lenders

                                   WINGED FOOT FUNDING TRUST
                                   [Print Name of Lender]


                                   By  /s/ Ann E. Morris
                                       -----------------------------------------
                                       Name:  ANN E. MORRIS
                                       Title: AUTHORIZED AGENT

                                    Exhibit A

                                    AGREEMENT

This Agreement is made on 30 September 2002.

Between
Inci Holding ___________________________________________________________________
________________________________________________________________ in the Republic
of Turkey;

And
CEAC Compagnie Europaenne d'Accumu_________ S.A. in France ("CEAC");

The parties have mutually agreed that an arrangement should be made in the content and for a period specified hereof.

It is agreed:

1.   DEFINITIONS AND INTERPRETATION

Definitions: In this Agreement, except where the context otherwise requires:

Agreement shall mean this present agreement.

Articles of Association means the articles of association (Ane Soziesme) of the Company.

Current Agreements shall mean the Shareholders Agreement, Articles of Association, Share Purchase Agreement and Technical Assistance and License Agreement;

Equal Share Interest means the shareholding composition between Inci Shareholders and CEAC that ownership rights by Inci shareholders and CEAC in the Company that are equal to each other (e.g. 50% + 50% as of the date of this Agreement, or may be on a lesser ratio in accordance with Clause 8 (Equity Sale to a Third Party));

EURO or E means lawful currency of the European Union

Event of Default means any of the events mentioned in Clause 9;

Option Right means the right granted to CEAC until 30 September 2004 to reinstate the Equal Share Interest as explained in clause 7.1 hereof.

Party, Parties means, at any time, a party or both parties, as the case may be, to this Agreement at such time;

Private Equity Investor(s) mean one or more legal entity or individual investor that invests in ordinary shares of the Company in accordance with clause 8 hereof.

Shareholders Agreement means the agreement by and between Inci Holding _________
________________________________________________________________________________
_______________________________________________ and CEAC dated 30 November 1993.

Share Purchase Agreement (means the agreement by and between Cevdet Inci. _______ Inci, Emel Onal ________________________________________________________
________________________________________________________________________________
(collectively "Sellers") and CEAC dated 30 November 1993 with regard to sale of shares in Inci ____________ by Sellers in part to CEAC.)

Technical Assistance and License Agreement means the agreement by and between CEAC and Inci _____________________ dated 30 November 1993 with regard to Product Know-How, Process Know-How and Up-Dating information as defined therein.

Third Party(ies) means one or more legal entity or individual Investor that Invests in ordinary shares of the Company in accordance with Clause 8.1 and Clause 8.2 hereof.

__ means lawful currency of the Republic of Turkey

USD means lawful currency of the United States of America

2.   PURPOSE

The purpose of this Agreement is to define:

     (i)  The purchase price per share;
     (ii) The capital increase in the Company;
     (iii) The common management after the capital increase; and
     (iv) The option of CEAC for the _____________ of equal Share interest.

3.   [NOT USED]

4.   CAPITAL INCREASE WITH SHARE PREMIUM

4.1 Current Capital: The share capital of the company is TL 650,000,000,000 as of the date of the Agreement, which Party holding an equal share interest of TL 323,000,000,000.

4.2 Capital Increase: The Parties have agreed that the capital of the Company shall be increased with a share premium by _______________ equivalent of USD 2,800,000 that is approximately 30% of the equity value of the company that is equal to the enterprise value _____ not debts of the company as of the date of this Agreement. The agreed ____________ of USD 2,800,000 is approximately equal to TL 4,800,000,000 and that will _____________________
     by Inci Shareholders and will be booked as follows.

4.3 Agreement of Shareholders: The Parties have agreed that CEAC will not participate in the capital increase and it will maintain its share interest of the current ____________ capital of TL 325,800,000,000 to remain unchanged. Only Inci Shareholders, however, shall __________ to the capital Increase with a share premium TL 4,800,000,000,000 CEAC shall vote in General Assembly and shall cause the members of the Board of Directors that it has nominated, to vote in favor of the capital increase be ____________ herein.

     The Parties have further agreed (i) that the registered capital of the company shall be TL 1,625,000,000,000 by an increase of TL 975,000,000,000;
     and (ii) that

     CEAC shall not participate in the capital increase; and (iii) that the increase of TL 975,000,000,000 of TL 4,500,000,000,000 shall be paid solely by Inci Shareholders as registered capital contribution; and (iv) that the remaining amount of TL 3,625,000,000,000 of TL 4,500,000,000,000 representing the share premium shall be _______ as reserve.

     After this transaction, the share in ________ of Inci. Shareholders shall increase from TL 325,000,000,000 to 1,300,000,000,000 and their share interest will increase to 80% and CEAC, by keeping the current registered capital to TL 325,000,000,000, will reduce its share interest to 20%.

4.4 Entry in Books: The participiation to the capital increase with share premium of TL 4,600,000,000,000 shall actually be made by Inci Shareholders and with the purpose of the parties to adapt a share composition of 80% by Inci and 20% by CEAC. The participation shall be entered into the books of the Company through the following two method. This agreed entry into the books of the Company should be made in the sole interest of CEAC; otherwise. CEAC's share interest in the Company will become _________

     CEAC's current registered capital of TL 325,000,000,000 will remain unchanged; however, by maintaining the current registered capital its share interest will reduce to 20% after the capital increase

     The increase of capital of TL 975,000,000,000 by Inci Shareholders shall be entered into the books of the Company as the registered capital, and its share interest will increase to 80% after the capital increase.

     The remaining TL 3,625,000,000,000 of TL 4,600,000,000,000 shall be entered into the books of the Company as share premium (_________ print) that will be _______ as reserve therein.

     Although TL 9,625,000,000,000 shall be included into the profit of the Company as share premium (emiyson print) will be excluded from corporate tax and withholding on income tax. ___ _____ shall be the equity of the Company and shall be kept ___ reserves in the ______ of the Company and cannot be distributed to shareholders.

5.   BOARD OF DIRECTORS

     As set forth in Annex A (________ to the Shareholders Agreeement) and Annex B (Amendments to the Articles of Association) thereof, each being an integral part of this Agreement.

6.   AMENDMENTS AND COMMON MANAGEMENT

     The parties have agreed to maintain the common mangement by granting minority rights to CEAC as explained below. The Parties, however, recognize and accept that some amendments pursuant to 80% plus 20% share composition shall be made in the Current Agreements between Inci Shareholders and CEAC.

6.1 Amendment and Revision

     6.1.1 The Shareholders Agreement and the Article of Association shall be amended as described in Annex A and Annex B thereof, respectively.

     Provided that B Shareholders under the Option Right on or before 30 September 2004, both the Shareholders Agreement and the Articles of Association will be reinstated.

     If B Shareholder, however, does not use its Option Right on or before 30 September 2004, the Shareholders Agreement shall be cancelled automatically by virtue of the provision of the Clause 6.1.1 and the Articles of Association will be amended as agreed in this Agreement. However, upon a request by B Shareholder, the Parties will negotiate a new shareholders agreement on the basis of a 80% shareholder interest by A Shareholder and 20% by B Shareholder, for the period ___ 01 July to 30 September 2004. If parties agree on a new shareholders agreement, the Shareholders Agreement will be replaced by such new shareholders agreement and the Articles of Association will be amended accordingly. If the Parties cannot reach an agreement on the new shareholders agreement, the Shareholders Agreement shall be cancelled automatically by virtue of the provision of this Clause
     6.1.1 and the Articles of the Articles of Association will be amended as agreed in this Agreement.

     6.1.2 Provided that B Shareholder ___ its Option Right on or before 30 September 2004, the Share Purchase Agreement will remain unchanged.

     If B Shareholder, however does not use its Option Right on or before 30 September 2004, the Share Purchase Agreement shall be cancelled automatically by virtue of the provision of this Clause 6.1.2. However, upon a request by B Shareholder, the parties may negotiate those provisions of the Share Purchase Agreement that in the understanding of both Parties, are relevant, for the period as from 01 July to 30 September 2004. If the parties agree on new provisions, those provisions of the Share Purchase Agreement will be replaced by such new shareholders agreement. If the Parties cannot reach an agreement on such provisions the share Purchase Agreement shall be cancelled automatically by virtue of the provision of this Clause 6.1.1.

     6.1.3 __________

6.2 _________ Management. ___________ as set forth in the Shareholders Agreement and the Articles of Association, as amended hereof, can be taken by the affirmative votes of at ________________ of the members including at least one member nominated by the __________ Shareholders and one member nominated by the Majority of B Shareholders.

     If, for any reason whatsoever, ______ shall not use the option set forth in Clause 7 hereof until 30 September 2004, ___________ of the Board of Directors without any inspection shall be taken by the __________ votes of simple majority who are present at that meeting. Any inference to Major Decisions and qualified quorum for the meetings and resolutions of the Board of Directors in the Shareholders Agreement and the Artiicled of Association shall be cancelled. The Parties covenant to and agree to have a General Meeting to amend the Articles of Association and to vote affirmatively as agreed in this Agreement, if required by law.

7.   OPTION RIGHT TO CEAC

As set forth in Annex A and Annex B hereof.

7.1 The Parties agree and undertake that in the event CEAC exercises the Option Right as set forth in Annex A and Annex B, Inci Shareholders shall enter into an agreement to amend the Shareholders Agreement in the form it was executed orginally on 30 November ___ under a shareholding structure where Parties shall reinstate Equal Share, Invested in the Company. The Parties further agree to amend the Articles of Association in accordance with the contemplated amendment to the Shareholders Agreement to reinstate Equal Share Interest between the Parties.

7.2 Upon using the Option Right, within thirty (30) days of the call notice-with no extension in order to share the guarantee risks and obligations in the form of mortgages, liens and other encumbrances and the loans by A shareholders or their affiliates, B Shareholder will give guarantees equal to the half (50%) of the guarantees given by A shareholders to any third party, including financial entities such as banks, _________ companies leasing companies etc and shall reimburse for and amount equal to the half (50%) of the guarantees given by A shareholders or their affiliates to any third party.

8.   PERMITTED EQUITY SALE TO A THIRD PARTY

The Parties may invite a Private Equity Investor(s) to participate to the Company. The Parties agree that the Private Equity Investors may acquire the shares of the Company either (i) through the newly issued __________ a capital increase or (ii) through the sale of the shares by the Shareholders.

If the private equity investor(s) shall acquire a share interest by way of acquisition, the shareholders may sell some of their shares to private equity Investor(s) on or before 30 September 2004. If the shareholders decide to sell some of their shares to private equity investor(s) on or before 30 September 2004, the terms and conditions of the shareholders agreement (as amended hereof) and the articles of association (as amended hereof) will be complied with: CEAC will participate in negotiations with Private Equity Investor(s): Exclusively in such an event, however CEAC may use its Option Right partially. Such partial use of the option Right will be limited to 50% of the total shares that Private Equity Investor(s) may acquire. However, CEAC shall sell all such partial shares it may purchase from ___ Shareholders by using the Option Right partially to the purchasing Private Equity Investor(s). However, using of the option right partially, will be only applicable in the case that both parties agree that the revenue from the such sales of shares is not going to be invested back in to the company.

9.   EVENT OF DEFAULT AND ACTIONS

9.1 Event of Default. Each of the following events (whether or not caused by a reason outside the control of CEAC) shall constitute an Event of Default.

     Breach of Obligations: CEAC fails to observe or perform any of its other obligations and/or undertakings under the Agreement including compliance with Clause 10 (Conditions)

     Material adverse change any event or series of events occurs whether related or not which could reasonably be expected to materially and adversely affect the ability of CEAC to perform any of the obligations under the Agreement including its bankruptcy.

     Rapidations CEAC repurchates the Agreement

9.2 Actions of Event of Default: On the occurance of an Event of Default, Inci Shareholders may, by notice to CEAC terminate this agreement and the Shareholders Agreement in full or in part. Furthermore, if CEAC is notified under this Agreement of the occurance of an Event of Default CEAC will be deemed to have waived, unconditionaly and irrevocably, its right under Clause 7 (Option Right to CEAC) hereof.

9.3 If Inci Shareholders default to transfer the shares when the Option Right is exercised by CEAC, this default will be covered by existing default clauses in the Current Agreements.

10.  UNDERTAKING BY CEAC

CEAC undertakes to purchases and /or organize its affilates and/or sister companies to purchase from the Company the following:

..    50,000 units of the batteries that have already been ordered but not delivered will be purchased in calender year 2002

..    30,000 units of batteries that will be ordered and purchased in calendar year 2003; and

..    150,000 units of batteries that will be ordered and purchased for the term as from 01 January 2004 until 30 September 2004,

at the price and on the sale terms and conditions applicable on 30 September 2002. The Company will deliver batteries within sixty (60) days from the date of the order.

The Parties agree that CEAC could not be held liable for non-compliance with the above undertaking if the Company fails to deliver the above-mentioned volumes under the above-mentioned conditions.


11.  GENERAL

11.1 Articles of Association: These provisions of the Article of Association shall be amended in accordance with this Agreement, particularly as set forth in Annex B hereof. The Parties covenant to and agree to have a General Meeting to amend the Articles of Association and to _____ as agreed in this Agreement, if required by law.

11.2 Shareholders Agreement: The Agreement replaces and cancels the provisions of the Shareholders Agreement as agreed and amended hereof, particularly as set forth in Annex A.

11.3 Notices. Notices and other communications required or permitted pursuant to this Agreement shall be delivered in person or sent by telex, telecopy or by registered or certified mail, postage prepaid addressed to:

     In the cases of CEAC

     Address:   5 a 7 __ __ __
                92 636 _____________ Cedex
                France
     Tel:       33 (0) 1 41 21 20 00
     Fax:       33 (0) 1 41 21 28 12
     Attention: Monsieur le President

     In the cases of Inci Shareholders

     Address:   Akcay Cad No. 64/2
                35410 ____________
                Izmir Turkey
     Tel:       90 232 265 4500
     Fax:       90 232 265 4759

     Attention: Mustaffa Zolm

11.4 Conditions ________________

     Any and all obligations of CEAC specified in this Agreement and the amendment of Shareholders Agreement, including without limitation, to sell, subscribe, purchase and pay for the shares are conditional upon satisfaction of all the following conditions:

     11.4.1 Authorizations, necessary for fulfilment of the obligations of the Parties and to authorize the Parties to enter into this Agreement and the amendment of Shareholders Agreement, shall have been obtained by Inci Shareholders, CEAC and the Company, and

     11.4.2 CEAC shall have received the original and notarized copy of a certificate or letter from the General Directorate of Foreign Investment of Turkey and, if required by law, the Turkish Competition Authority, approving the sale, subscription and acquisition by CEAC of the shares subject to sale and Option Right.

11.5 Counterparts: This Agreement is ________ in duplicate, each party shall have an original but all of which together shall constitute one and the same instrument.

11.6 Governing Law and Settlement of Disputes:

     Article X.1 and X.2 of the Shareholders Agreement are incorporated _______ to this Agreement and the Amendment of Shareholders Agreement.

In witness whereof this Agreement has been duly executed by the parties hereto on the day and year find above written.

Signed for and on behalf of Inci Shareholders


Inci Holding                                               Illegible
                                                      --------------------------


_______ Inci                                               Illegible
                                                      --------------------------


_______ Day Ti_____________                                Illegible
                                                      --------------------------


Callcy Manisa Krom Celik Sanayi vo Ticaret A.S.            Illegible
                                                      --------------------------


Signed for and on behalf of CEAC Shareholders              Illegible
                                                      --------------------------


Campagnis Europoenne d'Accumulateurs (CEAC)                Illegible
                                                      --------------------------

Annex A

Amendment
To the Shareholders Agreement

1.   # Capital Stock of the Company

     This clause is replaced with the following:

II.1 The capital with share premium of the Company is increased to TL 4,600,000,000,000 as follows:

(a) The registered capital of the Company shall be TL 1,625,000,000,000 by an increase of TL 975,000,000,000; B Shareholder shall not participate in the capital increase, the increase of TL 975,000,000,000 of TL 4,600,000,000,000 shall be paid solely by Inci Shareholders as capital contribution; and the remaining amount of TL 3,625,000,000,000 of TL 4,600,000,000,000 representing the share premium shall be treated as reserve. After this transaction, the share interest of Inci Shareholders shall increase from TL 325,000,000,000 to TL 1,300,000,000,000 and B
     Shareholder shall continue to keep the current registered capital of TL $325,000,000,000.

     The participation to the capital increase with share premium of TL 4,600,000,000,000 by Inci Shareholders shall be entered into the books of the Company as explained below for the reason to adapt a share composition of 80% by Inci Shareholders and 20% by B Shareholder being in the sole interest of B Shareholder; otherwise, B Shareholder's share interest in the Company will become negligible. In the books of the Company; (a) B Shareholder's current registered capital of TL 325,000,000,000 will remain unchanged; however, by mentioning the current registered capital its share interest will reduce to 20%; (b) the increase of capital of TL 975,000,000,000 by Inci Shareholders shall be entered into the books of the Company as the registered capital and its share interest will increase to 80%; and (c) the remaining TL 3,625,000,000,000 of TL 4,600,000,000,000 shall be treated as share premium (emisyon primi) that will be entered as reserve.

(b) The registered capital of the Company is increased to TL 1,625,000,000,000 by an increase of TL 975,000,000,000. After the increase, the capital of the Company shall be divided into 16,250,000 registered shares each having a nominal value of TL 100,000.

     The shares of the Company are divided into two classes of shares, namely Class A Shares and Class B Shares. Thirteen million (13,000,000) of the shares of the Company, with a total nominal value of TL 1,300,000,000,000 are Class A Shares (the "A Shares") and three million two hundred fifty thousand (3,250,000) of the shares of the Company, with a total nominal value of TL 325,000,000,000 are Class B shares (the "B Shares"). After the increase, the A Shares and B Shares shall be owned by the Shareholders in the amount set forth below:

     Inci Holding                                  A Shares   9,579,000
     Cevdat Inci                                   A Shares   1,300,000
     Cinex _____________________________           A Shares   2,120,000
     _______________________________________       A Shares       1,000
     Ticanet A.S.
     CBAC Compagnie Europeenne____ d'Accumu_____   B Shares   3,250,000

(c)  The remaining TL 3,625,000,000,000 of TL 4,600,000,000,000 is the share premium (emisyon primi) that shall be included into the profit of the Company and that shall be entered into the books of the Company as share premium (emisyon primi) that will be treated as reserve therein and it cannot be distributed to shareholders.

II.2 Option Right to B Shareholder.

(a) B Shareholder shall have an Option Right until 30 September 2004, to reinstate the Equal Share interest. For the purpose of this Shareholders Agreement, Equal Share Interest shall mean an equal share interest between A Shareholders and B Shareholder (e.g. either a share composition of 50% + 50% of all the shares of the Company, being the current composition as of the date of this amendment or any lesser but equal share composition between A Shareholder and B Shareholder after the sale of some shares to Third Party(ies) pursuant to Article 30 (A) of the Articles of Association).

     If B Shareholder decides to use the Option Right on or before 30 September 2004, this right can only be used on a ratio to provide Equal Share Interest. In the event that B Shareholder wishes to exercise its Option Right, it will serve on A Shareholders a notice (the "Call Notice") requiring A Shareholders to sell such amount of the shares to reinstate Equal Share Interest.

     In such an event, in order to reinstate Equal Share Interest, B Shareholder shall purchase only such amount of shares to enable B Shareholder to reach 50% of the total shares held by A Shareholder and B Shareholder at the date of the Option Right. For example, at the date of the Call Notice, if the share interest of B Shareholder was 20%, and A Shareholders' __%, B Shareholder can only purchase shares representing 20%, so that parties will reach an Equal Share Interest of 40% + 40%.

     If B Shareholder uses its Option Right, for the purposes of this Shareholders Agreement, the Parties have agreed that the value of each share held by A Shareholders shall be USD 0.29 per share.

     The purchase price shall be USD 0.29 per share plus an Interest charge of [20]% (twenty per cent) per annum on pro rata basis as from 30 September 2002, until the payment date of the purchase by B Shareholder.

     The Option Right may be exercised at once, Inci Shareholders hereby agree and undertake that they shall take all steps necessary or desirable to affect the transfer as soon as possible, but in any event within thirty
     (30) days of the date of the Call Notice. Such thirty (30) day period shall be subject to extension as may be necessary to receive any required governmental approvals.

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

     Upon using the option Right, within thirty (30) days of the Call Notice with no extention. In order to share the guarantee risks and obligations in the form of mortgages, liens and other encumbrances and the loans by A Shareholders or their affiliates, B Shareholder will give guarantees equal to the half(50%) of the guarantees given by A Shareholders to any third party, including financial entities such as banks, factoring companies, leasing companies, etc and shall reimburse for an amount equal to the half(50%) of the guarantees given by A Shareholders or their affiliates to any third party.

(b) Consequences of B Shareholder's not Using the Option Right; If however, B Shareholder does not use the Option Right:

     (i) The Shareholders Agreement shall be cancelled in its entirely automatically as of the date. It is notified or deemed to be notified or understood from the circumstances that B Shareholder does not use its Option Right on or before 30 September 2004, the Shareholders Agreement shall be cancelled automatically by virtue of the provision of Clause 6.1.1 hereof and the Articles of Association will be amended as agreed in this Agreement. However, upon a request by B Shareholder, the Parties will negotiate a new shareholders agreement on the basis of a 80% shareholding interest by A Shareholders and 20% by B Shareholder, for the period as from 01 July to 30 September 2004. If the parties agree on a new shareholders' agreement the Shareholders Agreement will be replaced by such new shareholders agreement and the Articles of Association will be amended accordingly. If the parties cannot reach an agreement on the new shareholders agreement, the Shareholders Agreement shall be cancelled automatically by virtue of the provision of Clause 6.1.1 hereof and the Articles of the Articles of Association will be amended as agreed in this agreement.

     (ii) The Article of Association shall be amended by cancelling Articles 7 and 30(A) and unless otherwise agreed hereof, they shall be replaced with the provisions of the Turkish Commercial Code, B Shareholder shall vote in the General Assembly and shall cause the members of the Board of Directors that it has nominated to vote in favor of the replacement with the provisions of the Turkish Commercial Code as stipulated herein.

     (iii) A Shareholders and 8 shareholder shall be free to sell any of their shares to any third party. If the Shareholders decide to sell some or all of their shares to any third party the shareholders shall follow the procedure set forth in Clause IV (Restrictions on Transfer by Shareholders) of the Shareholders Agreement (as amended hereof) and
          Article 30(C) (Restrictions on Transfer by Shareholders) of the Articles of Association (as amended hereof)

2.   IV Transfer of Shares

Clause IV will be amended as follows:

IV.1 Permitted Equity Sale to Third Party(ies)

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

(a) The Parties may one or more third party ("Third Party(ies)") to particate to the Company. The Parties agree that the Third Party(ies) may acquire the shares of the Company either through the newly issued shares after a capital increase or through the sale of the shares by the Shareholders. In this respect, the Shareholders may sell some of their shares to Third Party(ies) on or before 30 September 2004. If the Shareholders decide to sell some of their shares to Third Party(ies) on or before 30 September 2004, the Shareholders shall follow the procedure set forth in Article 30(C) (Restrictions on Transfer by Shareholders) of the Articles of Association (the amended hereof) and Clause IV.2 (Restrictions on Transfer by Shareholders) of the Shareholders Agreement (as amended hereof). The Shareholders shall notify each other of their decision to sell the shares to a third party to enable the other Shareholder to take part in the negotiations with Third Party(ies).

     B Shareholder will participate the whole negotiations with Third
     Party(ies).

     Exclusively in the event of sale to Third Party(ies), B Shareholder may use its Option Right partially. However B Shareholder shall sell all such partial shares it may purchase from A Shareholders by using its Option Right partially to the purchasing Third Party(ies).

IV.2 Shares and Conditions for Transfer of Share

(a) No shareholder shall create, ___ assume or suffer to exist any lien upon or with respect to any of its share without the prior written consent of each of the other shareholders.

(b) The share certificates representing the shares shall all bear the Turkish translation of the following legend.

     " The transfer and/or ______________________ in any manner of the shares represented by the share certificate are restricted by and subject to the provisions of the Articles of Association of the Company, a copy of which may be reviewed at the Companys headquarters during buisness hours."

(c) A transfer of shares may only occur in accordance with the provisions of this Agreement and any other attempted transfer shall be void. This Clause IV.2(c) shall be interpreted such that it is in compliance with the TCO.

(d) Any transfer of shares between the shareholders or between any shareholder, if such shareholder is an individual shareholder, may be freely made. Transfers pursuant to this Clause IV.2(d) are not subject to the provisions of Clause IV.3. Notwithstanding anything to the contrary contained in this Clause IV.2; any transfer of shares between the A Shareholders is subject to the prior approval of the A Shareholders representing a majority of the outstanding A shares.

(e) Any transfer shares hereunder shall take effect as of the date of such transfer, provided that the transferee of such shares has previously become a party to this Agreement and that all necessary consents to the Turkish authorities have been obtained.

(f) The shareholders agree that they shall request their representatives on the Board of Directors to vote for the approval of the Board of Directors of any transfer of shares executed in compliance with the terms of this Clause IV. This Clause IV.2(f) shall be interpreted such that it is in compliance with the TCC.

(d) The Board of Directors of the Company shall have the right to refuse to register in the Company's share book the shares belonging to any person or entity who owns such shares as a result of transfer not in conformity with the provisions of this Clause IV.

IV.3 Restrictions on Transfer by Shareholders.

(a) If any shareholder (the "Offering Shareholder") resolves an offer to purchase or makes an offer to sell (such other having been irrevocably accepted by the offeree), any or all of the shares (the "Offered Shares") such shareholder shall before selling the offered Shares offer to sell the Offered Share for a purchase price equal to that of the offer made by it to or received by its from a third party (the "Option Price") as follows:

     (i) first to the non-offering shareholder if any, owning shares of the same class to the Offering Shareholder and

     (ii) second to the shareholder owning shares of the other class.

     Each such offer shall be made by the Offering Shareholder delivering to all other shareholders a written offer by ______ transmission setting forth the price and other material terms and conditions of the proposed sale (the "Offer Terms"), and including (i) the identity of the third party making or receiving the offer and (ii) written evidence that such offer to buy or sell, as the case may be is irrevocable and accepted by the offerrer subject to this application of the provisions of this Clause IV.3, the material terms thereof and a commitment by such third party that it will fulfill the obligations of a shareholder owning the shares in question hereunder and abide by the terms of the Articles of Association and this Agreement if it acquires the Offered Shares.

(b) The non-offering shareholders owning shares in the class of the Offering Shareholder shall have the right within 30 days after the written notice specified above to elect to purchase all, but not less than all, of the Offered shares at the Option Price and upon the Offer Terms by giving notice to such effect within such 30 day period specifying the date for the purchase not more than 15 days after the end of such 30 day period. If more than one such shareholder elects to so purchase the Offered Shares each such electing shareholder shall purchase a portion of the Offered Shares equal to the result obtained by multiplying the number of the Offered Shares by a fraction the numerator of which shall be the number of shares held by each shareholder electing to purchase and the denominator of which shall be the number of shares held by all such electing shareholders. If such calculator does not result in a round number of Offered shares attributable to the electing shareholders any Offered Share that is divided among the electing shareholders shall be purchased in the following manner; and or

     (aa) If there are two or more electing shareholders, by the electing shareholder that owns the greater number of shares; or

     (bb) If the electing shareholders own the same number of shares by the electing shareholder that is an individual; if all the electing shareholders that own the same number of shares is an individual, by the electing shareholder whose principal piece of business is located the furthest most

(c) If the non-offering shareholders owning shares in the class of the Offering Shareholder fail to elect the purchase the Offered Shares pursuant to paragraph (b) above then the shareholder of the other class shall have the right, within 30 days following the initial 30-day period, to elect to purchase all, but not less than all, of the Offered Shares at the Option Price and upon the Offer Terms by giving notice to such effect with such subsequent 30-day period specifying a date for the purchase not more than 15 days after the end of such 30 day period. If more than one such shareholder elects to so purchase, each such electing shareholder shall purchase a portion of the Offered Shares equal to the result obtained by multiplying the number of the Offered Shares by a fraction, the numerator of which shall be the number of shares held by each shareholder electing to purchase and the denominator of which shall be the number of shares held by all such electing shareholder. If such calculation does not result in a round number of Offered Shares attributable to the electing Shareholders, any Offered Shares that is divided among the electing shareholders shall be purchased in the following manner

     (aa) If there are two or more electing shareholders by the electing shareholder that owns the greater number of shares or

     (bb) If the electing shareholders own the same number of shares, by the electing shareholder that is an individual; if all the electing shareholders that own the same number of shares are individuals by the oldest individual electing shareholder; if none of the electing shareholders that own the same number of shares is an individual, by the electing shareholder whose principal piece of business is located the furthest most.

(d) In the event that the shareholders electing to purchase the Offered Shares pursuant to paragraph (b) or paragraph (c) above need an authorization from any governmental authority prior to the purchase of the Offered Shares the purchasing periods referred to above shall be extended as needed to obtain such authorization or to appeal any adverse decision related to the granting of such authorization until such time as no further appeal is possible.

(e) If an Offering Shareholder makes an offer to sell the Offered Shares to the other shareholders pursuant to Clause IV.3 (a) and the other shareholders fail to purchase the Offered Shares pursuant to the respective option set forth in such Section, then the Offering Shareholder shall be free to sell the Offered Shares to the person or entity named in the notice at the price and on terms not more beneficial to such person or entity than the Offer Price and on the Offer terms within 90 days following the expiration of such options. The Board of Directors of the Company shall authorize such sale of shares as provided for in the Articles of Association. If the proposed sale is not completed within such 90-day period that the rights of the other shareholders under this Agreement with respect to the sale of the Offered Shares shall be fully reserved and again exists if such offer had never been made.

(f) Any Offering Shareholder shall deliver to the Company and to the other shareholders such information relating to the third party referred to in the first paragraph of Clause IV.3 (a) and its principal as such other shareholders shall request.

3. V2. SHAREHOLDERS MEETING

Paragraph (c) of the clause V.2 of the Shareholders Agreement is amended as follows:

(c) Quorum; Voting: except as otherwise mandatory under the Turkish Commercial Law, the quorum for Shareholders Meetings shall consist of Shareholders present or represented by proxy holding a majority of the Company's capital and the number of votes required for decisions shall consist of shareholders holding a majority of the votes present or represented by proxy. However the following resolutions can only be taken if B Shareholder votes in favour of such resolution:

     (i)  any increase of capital or reorganization of share capital;

     (ii) amendments to Articles of Association;

     (iii) section to render the Company insolvent or bankrupt, reorganization;

     (iv) merger or consolidation or any other manner of reorganization or purchase of the capital stock or equity interest or substantial part of the asset of another company;

     (v)  payment of dividends.

     Each Share shall entitle its owner to one vote.

(a) If, for only reason whatsoever, B Shareholder shall not use its Option Right set forth in Clause II.2 hereof until 30 September 2004, except any revision is made pursuant to Article 6.1, hereof, the paragraphs (c) of this Clause shall automatically become void and this paragraph shall be replaced with the respective provisions of the Turkish Commercial Code simultaneously as of 30 September 2004 without need to any further ceremony;

4. V3 BOARD OF DIRECTORS

Clause V.3 of the Shareholders Agreement is amended as follows:

(a)  The Company shall be governed by a Board of Directors consisting of eight
     (8) members, Five (5) members of the Board of Directors shall be elected from among persons nominated by the Majority A Shareholders. Three (3) members of the Board of Directors shall be elected from among persons nominated by the Majority B Shareholders.

     The Shareholders agree that the Majority A Shareholders shall have the right to appoint the Chairman and the Majority B Shareholders shall have the right to appoint the Vice-Chairman.

(b)  Remains unchanged.

(c) The administration and representation of the Company shall be within the exclusive authority of the Board of Directors. The following acts, expenditures, decisions or obligations made or incurred by the Board of Directors are the major decisions (the "Major Decisions") and the Major Decisions can only be taken by the affirmative vote of at least four members, including at least one member nominated by the Majority B Shareholders.

     (i) decision to propose to the Shareholders Meeting a capital increase or decrease, a regrouping or splitting of the shares, or an issuance of any securities giving the right, or which could give the right, to a share representing a portion of the share capital, as well as the decision to apply an authorization of the Shareholders Meeting to proceed with a capital increase or with the issuance of securities which could in the future result in a capital increase.

     (ii) decision to submit to the Shareholders Meeting any modification of the Articles of Association;

     (iii) approval of the Company's annual and long-term budgets and Business Plan any amendments thereto;

     (iv) approval of managerial and administrative organization of the Company and of modification thereto;

     (v) appointment or dismissal and determination of the duties and responsibilities of the Company's General Manager, Chief Financial Officer, Technical manager and key officers;

     (vi) disposal of the fixed and tangible assets of the Company if the total value of assets disposed of in each such disposal or a series of related disposals exceeds EURO 2,000,000 or its equivalent in any currency.

     (vii) approval of contracts to be entered into with the Shareholders and/or their affiliates or relatives;

     (viii) entry into any agreement of an unusual nature or for a period of more than three years, or which does not come within the normal scope of the activities of the Company, or in which the commitment of the Company would exceed EURO 2,000,000 over the course of one calender year;

     (ix) appointment or dismissal of external auditors;

     (x) adoption of any merger, split or partial merger project; Investment in any grouping. In any company as a jointly and severally liable partner, joint venture or compensation agreement in any form whatsoever;

     (xi) entry into or modification of any employment, service or consultancy contract wherein the commitment of the Company would exceed EURO 500,000 or its equivalent in any currency;

     (xiv) other than those payments required to be made by applicable laws, granting of a person, of any indemnity whatsoever (with the exception of reimbursement of expenses) or of a retirement plan for an officer or employee of the Company wherein the commitment of the Company would globally exceed EURO 500,000 or its equivalent in any currency;

     (xii) decision to request the opening of a procedure for the liquidation of the assets of the Company; decision to propose to the Shareholders Meeting the dissolution of the Company, for any reason whatsoever;

     (xiv) any important decision relating to an unusual nature and on environmental matters;

     (xv) establishment of or participation in new companies and then establishment, acquisition, transfer or dissolution of subsidiaries and branches of the Company;

     (xvi) sale (or the disposal under any form whatsoever) of any stock in a company or any interest in a company or any grouping);

     (xvii) closing of the annual accounts or legally permissible modification of the accounting methods as they shall be applied by the Company on the date hereof; and

     (xviii) cancellation and renewal of the Technical Assistance and License Agreement by and between CEAC and Inci ARO Sanayi Ve Ticaret A.S. dated 30 November 1993.

(d) The quorum for meeting of the Board of Meetings shall be the presence of five (5) members of the Board of Directors. Except for the special quorum for Major Decisions as set forth in (c) above all decisions of the Board of Directors shall be taken by the affirmative votes of simple majority who are present at the meeting.

(e)  Remains unchanged.

(f)  Remains unchanged.

(g)  Remains unchanged.

(h) If, for any reason whatsoever, B Shareholder shall not use its Option Right set forth in Clause 11.2 hereof until 30 September 2004, except any revision is near pursuant to Article 6.1. hereof the paragraphs (c) and (d) of this Clause shall automatically become void and these paragraphs shall be replaced with the provisions of the Turkish Commercial Code simultaneously as of 30 September 2004 without need to any further ceremony and the paragraph (a) will be amended as follows:

     The Company shall be governed by the Board of Directors consisting of eight
     (8) members. Seven (7) members of the Board of Directors shall be elected from among persons nominated by the Majority A Shareholders. One (1) member of the Board of Directors shall be elected from among persons nominated by the

     Majority B Shareholders. All decisions of the Board of Directors without any exception shall be taken by the affirmative votes of simple majority who are present at that meeting.

     The meetings of the Board of Directors will be held in English and the resolutions will be written and kept in Turkish.

     B Shareholders shall vote in the General Assembly and shall cause the members of the Board of Directors that it has nominated, to vote in favor of such amendment as stipulated herein.

5.   MANAGEMENT

Second and third paragraphs of Clause V.4 (Management) are divided in their entirety.

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

Annex B

Amendments to the Article of Associations of the Company

The Parties have agreed to amend the following Articles of the Articles of Association as set forth below

1.   Article 6 Capital

6.1 The capital of the Company with share premium is increased for TL 4,600,000,000,000 as follows.

(a) The registered capital of the Company shall be TL 1,626,000,000,000 by an increase of TL 975,000,000,000; B Shareholder shall not participate in the capital Increase; the increases of TL 975,000,000,000 of TL 4,800,000,000,000 shall be paid solely by A shareholders as capital contribution; and the remaining amount of TL 3,625,000,000,000 of TL 4,600,000,000,000 representing the share premium shall be treated as reserve. After this transaction, the share interest of A Shareholders shall increase from TL 326,000,000,000 to 1,300,000,000,000 and B Shareholder
     shall continue to keep the current registered capital of TL
     375,000,000,000.

     The participation to the capital increase with share premium of TL 4,600,000,000,000 by A Shareholder shall be entered into the books of the Company as explained below for the reason to adapt a share composition of 80% by A Shareholders and 20% by B Shareholders that is in the sole interest of B Shareholder; otherwise, B Shareholder's share interest in the Company will become negligible. In the books of the Company (a) B Shareholders current registered capital of TL 325,000,000,000 will remain unchanged; however, by maintaining the current registered capital its share interest will reduce to 20%; (b) the increase of capital of TL 975,000,000,000 by A Shareholders shall be entered into the books of the Company as the registered capital and their share interest will increase to 80%; and to the remaining TL 3,625,000,000,000 of TL 4,600,000,000 shall be issued as share premium (emisson primi) that will be anlysed in reserve

(b) The registered capital of the Company is increased to TL 1,625,000,000,000 by an increase of TL 975,000,000,000. After the increase; the capital of the Company shall be divided into 16,250,000 registered shares each having a nominal value of TL 100,000.

     The shares of the Company are divided into two classes of shares, namely Class A shares and Class B shares. Thirteen million (13,000,000) of the shares of the Company with a total nominal value of TL 1,300,000,000,000 are Class A Shares (the "A Shares") and three million two hundred fifty thousand (3,250,000) of the shares of the Company with a total nominal value of TL 325,000,000,000 are Class B Shares( the "B Shares") After the increase, the A Shares and B shares shall be owned by the Shareholders in the among set forth below:

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

     Inci Holding                                      A Shares   9,579,000
     Convert Inci                                      A Shares   1,300,000
     Cinex __ Tioarel vs Pozertains A. S.              A Shares   2,120,000
     Celtap Manfed Krom Ce___ ______ vs Ticaret A.S.   A Shares       1,000
     CEAC Compagnie Europeonne of Accumlateus S.A.     B Shares   3,250,000

(c)  The remaining TL 3,625,000,000,000 of TL 4,600,000,000,000 is the share premium (emisyon print) that shall be included into the profit of the Company and that shall be entered into the books of the Company as share premium (emisyon print) that will be treated as receive therein and it cannot be distributed to shareholders.

6.2  Option Right to B Shareholder:

6.2.1 Option Right: (a) B Shareholder shall have an Option Right until 30 September 2004 to _________ the Equal Share interest. For the purpose of these articles of association. Equal Share Interest shall mean an equal share interest between A Shareholder and B Shareholder (e.g. either a share composition of 50% + 50% of all the shares of the company, being the current composition as of the date of this amemdment or any lesser but equal share composition between A Shareholders and B Shareholder offer the sale of some shares to Third Party(ies) pursuant to Article 30(A) of these articles of association

     If B Shareholder decides to use the Option Right on or before 30 September 2004, this right can only be used on ______ to provide Equal Share interest. In the event that B Shareholder. Wishes to exercise its Option Right, it will serve on A Shareholders a notice (the "Call Notice") requiring A Shareholders to sell such amount of the share to _________ Equal Share interest.

     In such an event, in order to reinstate Equal Share interest, B Shareholder shall purchase only such amount of shares to enable B Shareholder to reach 50% of the total shares held by A Shareholders and B Shareholder at the date of the Option Right. For example, at the date of the Call Notice, if the share Interest of B Shareholder was 20% and A Shareholders' 60% B Shareholder can only purchase shares representng 20%, so that parties will reach an Equal Share Interest of 40% + 40%.

     If B Shareholder uses its Option Right, for the purposes of these articles of association, the Parties have agreed that the value of each share held by A Shareholders shall be USD 0.29 per share.

     The purchase price shall be USD 0.29 per share plus an interest charge of
     (20)% (twenty per cent) per annum on pro rata basis as from 30 September 2002 until this payment done of the purchases by B Shareholder.

     The Option Right may be exercised at code. A Shareholders hereby agree and undertake that they shall take all steps necessary or desirable to affect the transfer as soon as possible, but in any event within thirty (30) days of the date of the Call Notice. Such thrity (30) day period shall be subject to extension as may be necessary to receive any required governmental approvals.

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

     Upon using the Option Right, within thrity (30) days of the Call Notice with no extension in order to share the guarantee risks and obligations in the form of mortgages, liens and other encumbrances and the loans by A Shareholders or their affiliates, B Shareholder will give guarantees equal to the half (50%) of the guarantees given by A Shareholders to any third party, including financial entities such as banks, factoring companies leasing companies, etc. and shall reimburse for an amount equal to the half (50%) of the guarantees given by A Shareholders or their affiliates to any third party.

6.2.2 Consequences of B Shareholder's not Using the Option Right:

     If, however, B Shareholder does not used the Option Right:

(i) Unless otherwise agreed herein, the provision of the Articles of Association shall be replaced with the provision of the Turkish Commercial Code, B Shareholder shall vote in the General Assembly and shall cause the members of the Board of Directors that it has nominated, to vote in favour of the replacement with the provisions of the Turkish Commercial Code as stipulated herein.

     However, upon a request by B Shareholder, the Parties will negotiate a new shareholders agreement on the basis of a 80% shareholding interest by A Shareholders and 20% by B Shareholder, for the period as from 01 July to 30 September 2004. If the Parties agree on a new shareholders agreement, the Shareholders Agreement will be replaced by such new shareholders agreement and the Articles of Association will be attended accordingly. If the Parties cannot reach an agreement shall be cancelled automatically and the provisions of the Articles of Association shall be replaced with the provisions of the Turkish Commercial Code.

(ii) Articles 7 and 30(A) of the Articles of Association shall be cancelled and unless otherwise agreed herein, they shall be replaced with the provision of the Turkish Commercial Code B Shareholder shall vote in the General Assembly and shall cause the members of the Board of Directors that it has nominated, to vote in favour of the replacement with the provisions of the Turkish Commercial Code as stipulated herein.

(iii) A Shareholders and B Shareholder shall be free to sell any of their shares to any third party. If the Shareholders decide to sell some or all of their shares to any third party, the Shareholders shall follow the procedure set forth in Article 30 (C) (Restrictions on Transfer by Shareholders) of the Articles of Assoication.

6.2.3 Permitted equity sale to Third Party(ies)

The Parties may invite a Private Equity investor(s) to paticipate to the Company. The Parties agree that the Private Equity Investor(s) may acquire the shares of the Company (i) through the newly issued shares after a capital increase or (ii) through the sale of the shares by the Shareholders.

If the Private Equity Investor(s) shall acquire share interest by way of acquisition, the Shareholders may sell some of their shares to Private Equity Investor(s) on or before 30

September 2004. If the Shareholders decide to sell some of their shares to Private Equity Investor(s) on or before 30 September 2004, the terms and conditions of the Shareholders Agreement (as amended hereof and the Articles of Association (as amended hereof) will be complied with B Shareholder will participate in negotiations with Private Equity Investor(s).

Exclusively in such an event, however, B Shareholder may use its Option Right partially. Such partial use of the Option Right will be limited to 50% of the total shares that A Shareholders will sell to Private Equity Investor(s). However, B Shareholder shall sell all such partial shares it may purchase from A Shareholders by using its Option Right partially to the purchasing Private Equity Investor(s). However, using of the Option Right partially will be only applicable in the case that both parties agree that the revenue from the such sales of shares shall not be injected back to the Company.

3.   Article 7 Board of Directors

A.   The Company shall be governed by a Board of Directors consisting of eight
     (8) members. Five (5) members of the Board of Directors shall be elected from among persons nominated by the Majority A Shareholders. Three (3) member of the Board of Directors shall be elected from among persons nominated by the Majority B Shareholders.

     The Shareholders agree that the Majority A Shareholders shall have the right to appoint the Chairman and the Majority B Shareholders shall have the right to appoint the Vice-Chairman.

B. The administration and representation of the Company shall be exculsive authority of the Board of Directors. The following acts, expenditure, decision or obligations made or incurred by the Board of Directors are the major decisions (the "Major Decisions") and the Major Decisions can be taken by the affimative vote of at least four members, including at least one member nominated by the Majority A Shareholders and one member nominated by the Majority B Shareholders.

(a) decision to propose to the Shareholders Meeting a capital increase or decrease, regrouping or splitting of that shares, or an issuance of any securities giving the right of which could give the right ______ share representing a portion of the share capital, as well as the decision to apply an authorization of the Shareholders Meeting to proceed with a capital increase or with the issuance of securities which could in the future result in a capital increase.

(b) decision to submit to the Shareholders Meeting any modification of the Articles of Association;

(c) approval of the Company's annual and long-term bugets and Business Plan any amendments thereto;

(d) approval of managerial and administrative organization of the Company and of modification thereto;

(e) appointment or dismmissal and determination of the duties and responsibilities

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     of the Company's General Manager, Chief Financial Officer, Technical
     manager and key officers;

(f) disposal of the fixed and tangible assets of the Company if the total value of assets disposed of in each such disposal or a series of related disposals exceeds EURO 5,000,000 or its equivalent in any currency;

(g) approval of contracts to be entered into with the Shareholders and/or their affiliates or relatives;

(h) entry into any agreement of an unusual nature or for a period of more than seven years, or which does not come within the normal scope of the activities of the Company, or in which the commitment of the Company would exceed EURO 2,000,000 over the course of one calender year;

(i)  appointment or dismissal of external auditors;

(j) adoption of any merger, split or partial merger project; investment in any grouping, to any company as a jointly and severally liable partner, joint venture or cooperation agreement in any form whatsoever;

(k) entry into or modification of any employment, service or consultancy contract whereto the commitment of the Company would exceed EURO 500,000 or its equivalent in any currency;

(l) other than those payments required to be made by applicable laws, granting of a pension, of any indemnity whatsoever (with the exception of reimbursement of expenses) or of a retirement plan for an officer or employee of the Company wherein the commitment of the Company would globally exceed EURO 500,000 or its equivalent in any currency;

(m) decision to request the opening of a procedure for the liquidation of the assets of the Company; decision to propose to the Shareholders Meeting the dissolution of the Company, for any reason whatsoever;

(n) any important decision relating to an unusual nature and on environmental matters;

(o) establishment of or participation in new companies and then establishment, acquisition, transfer or dissolution of subsidiaries and branches of the Company;

(p) sale (or the disposal under any form whatsoever) of any stock in accompany or any interest in a company or any grouping);

(q) closing of the annual accounts or legally permissible modification of the accounting methods as they shall be applied by the Company on the date hereof; and

(r) cancellation and renewal of the Technical Assistance and License Agreement by and between CEAC and Inci ___. Sanayi ve Ticaret A.S. dated 30 November 1993.

(C)  The quorum for meetings of the Board of Meetings shall be the presence of

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

     five (5) members of the Board of Directors. Except for the special quorum for Major Decisions as set forth in (B) above, all decisions of the Board of Directors shall be taken by the affirmative votes of simple majority who are present at that meeting.

(D) If, for any reason whatsoever, B Shareholder shall not use their option set forth in Article 8.2 hereof until 30 September 2004, the paragraphs (B) and (C) of this Article shall become void and these paragraphs shall be replaced with the provisions of the Turkish Commercial Code simultaneously as of 30 September 2004 and paragraph (A) will be amended to read as "The Company shall be governed by a Board of Directors consisting of eight (8) members. Seven (7) members of the Board of Directors shall be elected from among persons nominated by the Majority A Shareholders and one (1) member of the Board of Directors shall be elected from among persons nominated by the Majority B Shareholders. All decisions of the Board of Directors without any exception shall be taken by the affirmative votes of simple majority who are present at that meeting."

     B Shareholder shall vote in the General Assembly and shall cause the members of the Board of Directors that he has nominated; to vote in favor of such amendment is stipulated herein.

6.   Article 10 Voting

Except as otherwise mandatory under the Turkish Commercial Law, the quorum for decisions shall consist of shareholders holding a majority of the votes present or represented by proxy. However, the following resolutions can only be taken if B Shareholder voted in favour of such resolutions:

(i)  any increase of capital or reorganization of share capital;

(ii) amendments to Articles of Association;

(iii) action to rendor the Company insolvent or bankrupt, reorganization;

(iv) merger or consolidation or any other manner of reorganization or purchase of the capital stock or equity interest or substantial part of the asset of another company;

(v)  payment of dividends.

Each Share shall entitle its owner to one vote.

If, for any reason whatsoever, B Shareholders shall not use its Option Right set forth in Clause 8.2 hereof, until 30 September 2004, the paragraphs (c) of this article shall become void and this paragraph shall be registered with the respective provisions of the Turkish Commercial Code simultaneously as of 30 September 2004 without need to any further ceremony.

Second paragraph remains unchanged.

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4.   Article 28 Reserve Funds.

New paragraph: Upon the contribution by A Shareholders of TL 4,600,000,000,000, after entering TL 975,000,000,000 as the registered share, the remaining TL 3,625,000,000,000 of TL 4,600,000,000,000 shall be entered into the books of The Company as share premium (_______ primi) that will be treated as reserve in the books of The Company and it cannot be distributed to shareholders.

5.   Article 30 Transfer of Shares

Article 30 is amended as follows:

A.   Permitted Equity Sale to Third Party(ies)

     Third Party(ies) may acquire the shares of the Company either through the newly issued shares after a capital increase or through the sale of the shares by the Shareholders. In this respect, the Shareholders may sell some of their shares to Third Party(ies) in accordance with Article 30 (C) (Restrictions on Transfer by Shareholders) of the Articles of Association.

B.   Shares and Conditions for Transfer of Shares:

(a) No shareholder shall create, incur, assume or suffer to exist any lien upon or with respect to any of its shares without the prior written consent of each of the other shareholders.

(b) The share certificates representing the shares shall all bear the Turkish translation of the following legend:

     "The transfer and/or encumbrance in any manner of the shares represented by this share certificates are restricted by and subject to the provisions of the Articles of Association of the Company, a copy of which may be reviewed at the Company's headquarters during business hours."

(c) A transfer of shares may only occur in accordance with the provisions of this Articles of Association, and any other attempted transfer shall be void. This article 30.D (c) shall be interpreted such that it is in compliance with the TCC.

(d) Any transfer of shares between the shareholders or between any shareholder, if such shareholder is an individual shareholder, may be freely made. Transfers pursuant to this Article 80.B (d) are not subject to the provisions of Article 30.C. Notwithstanding anything to the contrary contained in this Article 30.B, any transfer of shares between the A Shareholders is subject to the prior approval of the A Shareholders representing a majority of the outstanding A Shares.

(e) Any transfer of shares hereunder shall take effect as of the date of such transfer, provided that the transferee of such shares has previously become a party to this Articles of Association and that all necessary consents of the Turkish authorities have been obtained.

(f) The shareholders agree that they shall request their representatives on the Board

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

     of Directors to vote for the approval of the Board of Directors of any transfer of shares executed in compliance with the terms of this Article
     30. This Article 30.B (f) shall be interpreted such that it is in compliance with the TCC.

(g) The Board of Directors of the Company shall have the right to refuse to register in the Company's share book the shares belonging to any person or entity who owns such shares as a result of transfer not in conformity with the provisions of the Article 30.

C.   Restriction on Transfer by Shareholders

(a) If any shareholder (the Offering Shareholder) receives an offer to purchase or notice an offer to sell (such offer having been irrevocably accepted by the offeree), any or all of its shares (the "Offered Shares") such shareholder shall, before selling the Offered Shares, offer to sell the Offered Shares for a purchase price equal to that of the offer made by it to or received by its from a third party (the "Option Price") as follows:

     (aa) first, to the non-offering shareholder, if any, owning shares of the same class as the offering shareholder; and

     (bb) second, to the shareholders owning shares of the other class.

     Each such offer shall be made by the Offering Shareholder delivering to all other shareholders a written offer by facsmille transmission setting forth the price and other material terms and conditions of the proposed sale (the "Offer Terms" and including (i) the identity of the third party making or receiving the offer and (ii) within evidence that such offer to buy or sell at the case may be, is irrevocable and accepted by the offered subject to the application of the provisions of this Article 30 C, the material terms thereof and in commitment by such third party that it will fulfill the obligations of a shareholder owning the shares in question hereunder and abide by the terms of this Articles of Association if it acquires the Offered Shares.

(b) The non-offering shareholders owning shares in the class of the Offering Shareholder shall have the right within 30 days after the written notice specified above to elect to purchase all, but not less than all of the Offered Shares at the Option Price and upon the Offer Terms by giving notice to such effect within such 30-day period, specifying a date for the purchase not more than 15 days after the end of such 30-day period. If more than one such shareholder elects to so purchase the Offered shares, each such electing shareholder shall purchase a portion of the Offered Shares equal to the result obtained by multiplying the number of the Offered Shares by a fraction, the numerator of which shall be the number of shares held by each shareholder electing to purchase and the denominator of which shall be the number of shares held by all such electing shareholders; if such calculation does not result in a round number of Offered Shares attributable to the electing shareholders, any Offered Share that is divided among this electing shareholders shall be purchased in the following manner:

     (aa) If there are two or more electing shareholders, by the electing shareholder that owns the greater number of shares; or

     (bb) if the electing shareholders own the same number of shares by the

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

          electing shareholder that is an individual; if all the electing shareholders that own the same number of shares is an individual, by the electing shareholder whose principal place of business is located the farthest most.

(c) If the non-offering shareholder owning shares in the class of the Offering Shareholder fall to elect the purchases the Offered Shares pursuant to paragraph (b) above, then the shareholder of the other class shall have the right, within 30 days following the initial 30-day period, to elect to purchase all, but not less than all, of the Offered Shares at the Option Price and upon the Offer Terms by giving notice to such effect with such subsequent 30-day period, specifying a date for the purchase not more than 15 days after the end of such 30-day period. If more than one such shareholder elects to __ purchase, each such electing shareholder shall purchase a portion of the Offered Shares equal to the result obtained by multiplying the number of the offered shares by a fraction, the numerator of which shall be the number of shares held by each shareholder electing to purchase and the denominator of which shall be the number of shares held by all such electing shareholder. If such calculation does not result in a round number of Offered Shares attributable to the electing Shareholders, any Offered Share that is divided among the electing shareholders shall be purchased in the following manner.

     (aa) If there are two or more electing shareholders, by the electing shareholder that owns the greater number of shares; or

     (bb) If the electing shareholders own the same number of shares, by the electing shareholder that is an individual; if all the electing shareholders that own the same number of shares are individuals, by the oldest individual electing shareholder, If none of the electing shareholders that own the same number of shares is an individual, by the electing shareholder whose principal place of business is located the farthest most.

(d) In the event that the shareholders electing to purchase the Offered Shares pursuant to paragraph (b) or paragraph (c) above need an authorization from any governmental authority prior to the purchase of the Offered Shares, the purchasing periods referred to above shall be extended as needed to obtain such authorization or to appeal any adverse decision related to the granting of such authorization until such time as no further appeal is possible.

(e) If an Offering Shareholder makes an offer to sell the Offered Shares to the other shareholders pursuant to Article 30.C (a)and the other shareholders fail to purchase the Offered Shares pursuant to the respective options set forth in such Section, then the Offering shareholder shall be free to sell the Offered Shares to the person or entity named in its notice at the price and on terms not more beneficial to such person or entity than the Offer Price and on the Offer terms within 90 days following the ______________ of such options. The Board of Directors of the Company shall authorize such sale of shares as provided for in the Articles of Association. If the proposed sale is not completed within such 90-day period, that the rights of the other shareholders under this Articles of Association with respect to the sale of the Offered Shares shall be fully restored and again exists if such offer had never been made.

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(i)  Any Offering Shareholder shall deliver to the Company and to the other shareholders such information relating to the third party referred to in the first paragraph of Article 30.C(a) and its principal as such other shareholders shall request.

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